UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2022
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA		02145
(Address of Principal Executive Offices)		(Zip Code)
(339) 499-9300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2022, bluebird bio, Inc. (the "Company" or "bluebird bio") announced its financial results for the three months ended September 30, 2022. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2022, the Company announced that the Board of Directors of the Company appointed Christopher Krawtschuk to serve as the Company’s Chief Financial Officer and Treasurer and designated Mr. Krawtschuk as the Company’s principal financial officer and principal accounting officer. Mr. Krawtschuk’s appointment will be effective immediately after the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 is filed with the Securities and Exchange Commission.

On November 7, 2022, Katherine Breedis provided notice of her resignation as Interim Chief Financial Officer of the Company, effective immediately after the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 is filed with the Securities and Exchange Commission. Ms. Breedis will continue to lead strategic finance initiatives for the Company and partner with Mr. Krawtschuk through a transition period; thereafter, Ms. Breedis will continue to serve as a strategic advisor.

Mr. Krawtschuk, age 48, served as the Chief Financial Officer of Jubilant Pharma from February 2021 to October 2022. Prior to that, Mr. Krawtschuk served as the U.S. Chief Financial Officer and Treasurer of Morphosys from December 2018 to January 2021, as North American Controller of Upfield Foods from April 2018 to December 2018, and as Vice President, Lead Divisional Controller, of Pfizer from May 2016 to March 2018. Mr. Krawtschuk received a B.S. in Accounting from William Paterson University and is a Certified Public Accountant.

In connection with Mr. Krawtschuk’s appointment, the Company has entered into an employment agreement with Mr. Krawtschuk, dated as of October 17, 2022 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Krawtschuk shall be entitled to receive an annual base salary of $460,000 and, pursuant to the Company’s 2013 Stock Option and Incentive Plan and applicable forms of award agreement, an initial equity grant consisting of 100,000 stock options and restricted stock units with respect to 50,000 shares, in each case to be granted effective as of the first trading day of the month following the date on which Mr. Krawtschuk commences employment. The stock option award shall vest with respect to 25% of such stock options on the one-year anniversary of the vesting commencement date with the remaining 75% of such stock options vesting in thirty-six equal and cumulative installments on each monthly anniversary thereafter, and the restricted stock unit award shall vest with respect to 25% of such restricted stock units on each of the first four anniversaries of the vesting commencement date.

Mr. Krawtschuk shall also be eligible to receive an annual cash incentive bonus with a target bonus opportunity of 45% of his annual base salary. In the event of a termination of employment by the Company without Cause or by Mr. Krawtschuk for Good Reason (each as defined in the Employment Agreement), subject to his execution and non-revocation of separation agreement and release of claims and his continued compliance with the applicable restrictive covenants, Mr. Krawtschuk will be entitled to receive (i) an amount equal to one times his annual base salary, payable in ratable installments over 12 months, and (ii) a monthly COBRA subsidy for the continuation of group health coverage for 12 months or Mr. Krawtschuk’s COBRA health continuation period, whichever ends earlier; provided, that if such termination occurs within 12 months of a Change in Control (as defined in the Employment Agreement), Mr. Krawtschuk will instead be entitled to (i) an amount equal to one times the sum of (A) his annual base salary and (B) his target annual bonus, payable in a lump sum, (ii) a monthly COBRA subsidy for the continuation of group health coverage for 12 months or Mr. Krawtschuk’s COBRA health continuation period, whichever ends earlier, and (iii) acceleration of all equity awards granted after the date of the Employment Agreement.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated October 17, 2022, by and between bluebird bio, Inc. and Christopher Krawtschuk
99.1	Press release issued by bluebird bio, Inc. on November 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2022	bluebird bio, Inc.

	By:	/s/ Andrew Obenshain
	Name:	Andrew Obenshain
	Title:	President and Chief Executive Officer (Principal Executive Officer and Duly Authorized Officer)